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                                                                   Exhibit 10.24



                                REVOLVING CREDIT
                             SECURED PROMISSORY NOTE
                                    ("Note")


$____________                                                   _______________

FOR VALUE RECEIVED, Mission West Properties, L.P., a Delaware limited partnership, Mission West Properties, L.P. I, a Delaware limited partnership, Mission West Properties L.P. II, a Delaware limited partnership, and Mission West Properties, L.P. III, a Delaware limited partnership (collectively "Borrower"), promises to pay to the order of Berg & Berg Enterprises, Inc., a California corporation ("Lender") or its assigns, at 10050 Bandley Drive, Cupertino, California 95014, or at such other place as the holder of this Note may from time to time designate, the principal sum of _____________ Dollars ($_______) (the "Credit Amount") or so much of that sum as may be advanced under this Note from time to time by any holder, plus interest as computed herein.

Interest on the principal sum of this Note from time to time outstanding will be computed from the date of each advance of principal at the lesser of (a) the Wells Fargo prime rate in effect on the first day of each calendar month; (b) LIBOR plus 1.65%; or (c) the Wells Fargo Purchased Funds Rate quoted on the first day of each calendar month plus 1.65%. (the "Applicable Interest Rate"). Interest will be computed on the basis of a three hundred sixty (360) day year and the actual number of days elapsed, which will result in the payment of more interest than if a 365-day year were used.

All accrued and unpaid principal and interest shall be due and payable no later than ____________.

Advances under this Note may be drawn by Borrower, up to the Credit Amount, upon not less than ___ days notice to Lender.

Each payment shall be credited first on the interest then due and the remainder on the principal sum.

The undersigned agrees that the holder of this Note may, without notice to the undersigned and without affecting the liability of the undersigned, accept additional or substitute security for this Note, or release any security or any party liable for this Note, or extend or renew this Note.

If the undersigned consist of more than one person or entity, their liability and obligations under this Note will be joint and


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several. Borrower jointly and severally waives diligence, presentment, protest and demand, notice of protest, dishonor and non-payment of this Note, expressly agrees that this Note or any payment hereunder, may be extended from time to time, and consents to the acceptance of further security for this Note, including other types of security, all without in any way affecting the liability of the Borrower. The right to plead any and all statutes of limitations as a defense to any demand on this Note, or on any guaranty hereof, or to any agreement to pay the same, or to any demand secured by the Deed of Trust, or other security, securing this Note, against Borrower, the holder of any property encumbered by the Deed of Trust or other instrument securing this Note, and any guarantors or sureties, is expressly waived by each and all said parties.

All amounts payable under this Note are payable in lawful money of the United States, free from any offset, deduction or counterclaim. Checks will constitute payment only when collected.

Upon any default in the payment of any amounts due under this Note or upon any default under the Deed of Trust, the holder may, at its option and upon ten (10) days' written notice to the undersigned, declare the entire unpaid principal sum of this Note together with all accrued interest to be due and payable provided, however, that if the undersigned should cure such default under this Note or the Deed of Trust within the time period described above, the right of the holder to declare the entire unpaid principal sum of this Note together with all accrued interest immediately due and payable shall terminate as to such default as if no such default occurred.

The undersigned agrees to pay all costs of collection when incurred, including but not limited to reasonable attorneys' fees. If any suit or action is instituted to enforce this Note, the undersigned promises to pay, in addition to the costs and disbursements otherwise allowed by law, such sum as the court may adjudge as reasonable attorneys' fees in such suit or action.

This Note may be prepaid in whole or in part at any time without penalty. Until the maturity date, including all extensions thereof, amounts repaid may be subsequently advanced under this Note, up to the Credit Amount.

This Note will be governed by the laws of the State of California.

This Note is a nonrecourse loan secured by a Deed of Trust with Assignment of Rents (the "Deed of Trust") executed by the undersigned in favor of Lender and covering real property located



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in San Jose, California. The Deed of Trust contains provisions for the acceleration of the maturity of this Note.

         Mission West Properties, L.P.,
         Mission West Properties, L.P. I,
         Mission West Properties, L.P. II, and
         Mission West Properties, L.P. III
           By: Mission West Properties, Inc., their general partner



                  -------------------------------------
                  By: Carl E. Berg, President





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